                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - March 11, 2004

                            Sotheby's Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Michigan                       1-9750                38-2478409
-------------------------------     ----------------        -------------
(State or other jurisdiction of     (Commission File        (IRS Employer
  incorporation or organization)        Number)            Identification No.)


38500 Woodward Avenue, Suite 100
Bloomfield Hills, Michigan                                    48303
----------------------------------------             ------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (248) 646-2400
                                                     -------------------




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Item 7. Financial Statements, Pro Forma Information and Exhibits

(c) Exhibits

    99.1 Sotheby's Holdings, Inc. earnings press release for the fourth quarter of 2003 and the year ended December 31, 2003


Item 12. Results of Operations and Financial Condition

On March 11, 2004, Sotheby's Holdings, Inc. issued a press release discussing its results of operations for the fourth quarter of 2003 and the year ended December 31, 2003. This press release is included as Exhibit 99.1 to this Form 8-K.





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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         SOTHEBY'S HOLDINGS, INC.




                                         By:    /s/ Michael L. Gillis
                                                ---------------------

                                                Michael L. Gillis
                                                Senior Vice President,
                                                Controller and Chief
                                                Accounting Officer


                                         Date:  March 11, 2004
                                                --------------